UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 12, 2023

Leap Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37990	27-4412575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Thorndike Street, Suite B1-1 Cambridge, MA	02141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 714-0360

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	LPTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events

On July 12, 2023, Leap Therapeutics, Inc. (the “Company”) issued a press release entitled “Leap Therapeutics Announces Initiation of Randomized Controlled Part B of the DeFianCe Study of DKN-01 in Colorectal Cancer Patients.”

The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference; provided, however that information on or connected to our website referenced in the Company’s press release is expressly not incorporated by reference into or intended to be filed as a part of this Current Report on Form 8-K.

On July 7, 2023, the Company received written notice (the “Compliance Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company has regained compliance with Nasdaq Listing Rule 5550(a)(2) requiring maintenance of a minimum bid price of at least $1.00 per share (the “Bid Price Requirement”). The Company previously disclosed in its Current Report on Form 8-K filed November 2, 2022 that the Company received written notice from Nasdaq indicating that it no longer satisfied the Bid Price Requirement and providing the Company 180 days to regain compliance by maintaining a minimum bid price of at least $1.00 per share for a minimum of 10 consecutive business days. The Compliance Letter states that Nasdaq determined that the closing bid price of the Company’s common stock was at or above $1.00 for 11 consecutive business days (from June 21, 2023 to July 6, 2023) and considers the matter closed.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 12, 2023.
104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP THERAPEUTICS, INC.

Dated: July 12, 2023	By:	/s/ Douglas E. Onsi
	Name:	Douglas E. Onsi
	Title:	Chief Executive Officer and President